UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                         __________________________

                                  FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934
                         _________________________

       Date of Report (Date of earliest event reported): December 15, 2004

                                 MERISEL, INC.
            (Exact name of registrant as specified in its charter)

            Delaware               01-17156            95-4172359
          (State or other        (Commission        (I. R. S. Employer
          jurisdiction  of        File Number)      identification No.)
           incorporation)

                  1500 Hughes Way                90810
              Long Beach, California           (Zip Code)
              (Address of principal
                executive offices)
                         __________________________

      Registrant's telephone number, including area code: (310) 765-4654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below) :

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01  Changes in Registrant's Certifying Accountant

     In connection with the Company's Form 8-K dated December 15, 2004 and filed on December 21, 2004, the Company received a response from Deloitte & Touche LLP, the Company's former independent auditors, dated January 4, 2005. Such response was addressed to the United States Securities and Exchange Commission and is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

      (c)  Exhibits

           99.1     Letter from Deloitte & Touche LLP dated January 4, 2005

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MERISEL, INC.

Date:  January 6, 2005             By: /s/ Allyson Vanderford
                                          ------------------------------
                                   Name:  Allyson Vanderford
                                   Title: Vice President, Finance and Treasurer

                                 EXHIBIT INDEX

Exhibit Number   Exhibit Description
99.1             Letter from Deloitte & Touche LLP dated January 4, 2005